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                                                                 Exhibit 10.7(a)

                      AMENDMENT NUMBER 3 TO OFFICE SUBLEASE
            Confirmation of the Commencement Date and Expiration Date

                                 by and between

         AIRSIDE BUSINESS PARK L.P., a Pennsylvania limited partnership ("Landlord")

                                       and

         MICHAEL BAKER JR., INC., a Pennsylvania corporation ("Subtenant")

                                  WITNESSETH:

         WHEREAS, Landlord and Subtenant executed a certain Sublease Agreement (the "Lease") on August 6, 2001, pursuant to which Landlord leased to Subtenant certain premises ("Premises") to be constructed and known as Building 100 in the Airside Business Park, Moon Township, Allegheny County, Pennsylvania; and

         WHEREAS, pursuant to Section 3.A. of the Lease, Landlord and Subtenant shall execute a confirmation of the Commencement Date and Termination Date to establish such dates necessary to administer the terms of the Lease.

         NOW, THEREFORE, the parties intending to be legally bound do hereby agree as follows:

         1. Landlord has substantially completed the Premises and Subtenant has accepted and took possession of the Premises effective January 10, 2003, now established as the Commencement Date.

         2. Subtenant's obligation to pay rent, therefore, commences January 10, 2003.

         3. The term of the Lease shall end on the last day of the month in which the tenth anniversary of the Commencement Date occurs, which is January 31, 2013.

         4. BASE RENT is to be paid monthly on the following schedule:

            January 10 to January 31, 2003                  $123,029.29
            February 1, 2003 through January 31, 2005       $173,359.45/month
            February 1, 2005 through January 31, 2008       $176,772.02/month
            February 1, 2008 through January 31, 2013       $193,834.97/month

         5. BASE EXPENSE YEAR shall be February 1, 2003 through January 31,
2004.

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         6. For the purposes of Subtenant's Option to Extend (Section 3.E.1.),
Subtenant's Extension Notice for the first option period must be received by Landlord at least fifteen (15) months prior to January 31, 2013.

         7. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Lease.

         IN WITNESS WHEREOF, Landlord and Subtenant have executed this Amendment Number 3 on February 19, 2003.

WITNESS/ATTEST                           LANDLORD:

                                         Airside Business Park L.P.
                                         by Havenhurst II Corporation,
                                              its sole general partner

/s/ Maria E. Petio                       By /s/ Bruce J. Longenecker
------------------                          ------------------------------------
Asst. Secretary
                                         Name Bruce J. Longenecker
                                              ----------------------------------

                                         Title Vice President
                                               ---------------------------------

                                         SUBTENANT:

                                         Michael Baker Jr., Inc.

/s/ Sherry Romanowski                    By /s/ William P. Mooney
---------------------                       ------------------------------------
Sherry Romanowski
                                         Name William P. Mooney
                                              ----------------------------------

                                         Title Executive Vice President and CFO
                                               ---------------------------------